Exhibit 3.10



(Official Form 1) (9/97)
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FORM B1                            UNITED STATES BANKRUPTCY COURT
                                        DISTRICT OF DELAWARE                                                 VOLUNTARY PETITION
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Name of Debtor (if individual, enter Last, First, Middle):          Name of Joint Debtor (Spouse) (Last, First, Middle):
EPIC TRAVEL, LLC                                                    N/A
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All Other Names used by the Debtor in the last 6 years (include     All Other Names used by the Joint Debtor in the last 6 years
married, maiden, and trade names):                                  (include married, maiden, and trade names):
NONE                                                                N/A
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Soc. Sec./Tax I.D. No. (if more than one, state all):               Soc. Sec./Tax I.D. No. (if more than one, state all):
23-2971528                                                          N/A
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Street Address of Debtor (No. & Street, City, State & Zip Code):    Street Address of Joint Debtor (No. & Street, city, State &
1150 FIRST AVENUE, SUITE 900                                        Zip Code):
KING OF PRUSSIA, PENNSYLVANIA 19406                                 N/A
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County of Residence or of the Principal Place of Business:          County of Residence or of the Principal Place of Business:
MONTGOMERY                                                          N/A
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Mailing Address of Debtor (if different from street address):       Mailing Address of Joint Debtor (if different from street
                                                                    address):  N/A
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Location of Principal Assets of Business Debtor (if different from street address above):

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Information Regarding the Debtor (Check the Applicable Boxes)
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Venue (Check any applicable box)

|_| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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           Type of Debtor (Check all boxes that apply)              Chapter or Section of Bankruptcy Code Under Which the Petition
|_|   Individual(s)                 |_|   Railroad                  is Filed (Check one box)
|_|  Corporation                    |_|   Stockbroker               |_|   Chapter 7
|_|   Partnership                   |_|   Commodity Broker          |X|   Chapter 11                   |_|   Chapter 13
|X|    OTHER  LIMITED LIABILITY COMPANY                             |_|   Chapter 9                    |_|   Chapter 12
                                                                    |_|   Sec. 304 - Case ancillary to foreign proceeding
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Nature of Debts (Check one box)                                     Filing Fee (Check one box)
|_|   Consumer/Non-Business                 |X|   Business
                                                                    |X|   Full filing Fee attached

Chapter 11 Small Business (Check all boxes that apply)
|_| Debtor is a small business as defined in 11 U.S.C. ss. 101      |_|   Filing Fee to be paid in installments (Applicable to
                                                                                 individuals only) Must attach signed application
|_|   Debtor is and elects to be considered a small business                     for the court's consideration certifying that the
under 11 U.S.C.ss. 1126(c) (Optional)                                            debtor is unable to pay fee except in
                                                                                 installments. Rule 1006(b). See Official Form
                                                                                 No. 3.
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Statistical/Administrative Information (Estimates only)                          THIS SPACE IS FOR COURT USE ONLY
|_|   Debtor estimates that funds will be available for distribution to unsecured creditors

|X|   Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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Estimated Number of Creditors       1-15      16-49      50-99      100-199      200-999      1,000-over
                                    |_|       |_|        |_|        |X|          |_|          |_|
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Estimated Assets: On a Consolidated basis
 $0 to       $50,001 to      $100,001 to      $500,001  to     $1,000,001  to    $10,000,001 to    $50,000,001 to     More than
$50,000     $100,000         $500,000         $1 million       $10 million       $50 million      $100 million      $100 million*
  |X|          |_|             |_|                |_|               |_|                  |_|               |_|               |_|
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Estimated Debts: On a consolidated basis
 $0 to       $50,001 to      $100,001 to      $500,001  to     $1,000,001  to    $10,000,001 to    $50,000,001 to     More than
$50,000     $100,000         $500,000         $1 million       $10 million       $50 million      $100 million      $100 million*
  |_|          |_|             |X|                |_|               |_|                  |_|               |_|               |_|
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Voluntary Petition                                                      Name of Debtor(s):  FORM B1, Page 2
(This page must be completed and filed in every case)                   EPIC TRAVEL, LLC
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                         Prior Bankruptcy Case Filed Within Last 6 Years (if more than one, attach additional sheet)
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Location Where Filed:                                                   Case Number:                 Date Filed:
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Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (if more than one, attach additional sheet)
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Name of Debtor:  EPIC CAPITAL CORP.                                     Case Number: 01-02459        Date Filed: JULY 19, 2001
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District: DELAWARE                                                      Relationship: Affiliate      Judge: MARY F. WALRATH
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                           Signatures
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            Signature(s) of Debtor(s) (Individual/Joint)                        Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided                I declare under penalty of perjury that the
in this petition is true and correct.                                           information provided in this petition is true and
[If petitioner is an individual whose debts are primarily consumer debts        correct, and that I have been authorized to file
and has chosen to file under chapter 7] I am aware that I may proceed           this petition on behalf of the debtor.
under chapter 7, 11, 12 or 13 of title 11, United States Code, understand
the relief available under each such chapter, and choose to proceed under       The debtor requests relief in accordance with the
chapter 7.                                                                      chapter of title 11, United States Code, specified
I request relief in accordance with the chapter of title 11, United             in this petition.
States Code, specified in this petition.
                                                                                X /s/ Anthony H.N. Schnelling
X                                                                                 -------------------------------------------------
 -----------------------------------------------------------------                    Signature of Authorized Individual
         Signature of Debtor
                                                                                   /s/ Anthony H.N. Schnelling
X                                                                                 -------------------------------------------------
 ------------------------------------------------------------------
         Signature of Joint Debtor                                                Member
 -----------------------------------------------------------------                -------------------------------------------------
         Telephone Number (if not represented by attorney)                          Title of Individual Authorized by Debtor to
                                                                                    File this Petition
 -----------------------------------------------------------------
         Date                                                                     June 5, 2002
                                                                                  -------------------------------------------------
                                                                                  Date
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                        Signature of Attorney                                   Signature of Non-Attorney Petition Preparer
X
 ------------------------------------------------------------------             I certify that I am a bankruptcy petition preparer
         Signature of Attorney for Debtor(s)                                    as defined in 11 U.S.C. SS 110, that I prepared
         KEVIN GROSS, ESQ.                                                      this document for compensation, and that I have
         ROSENTHAL, MONHAIT, GROSS & Goddess, P.A.                              provided the debtor with a copy of this document.
         SUITE 1401
         MELLON BANK CENTER                                                         -----------------------------------------------
         P.O. BOX 1070                                                              Printed Name of Bankruptcy Petition Preparer
         WILMINGTON, DE 19899
                                                                                    -----------------------------------------------
June 7, 2002                                                                        Social Security Number
-------------------------------------------------------------------
  Date                                                                              -----------------------------------------------
                                                                                    Address
                              Exhibit A
         (To be completed if debtor is required to file periodic reports            -----------------------------------------------
         (e.g., forms 10K and 10Q) with the Securities and Exchange                 Names and Social Security numbers of all other
         Commission pursuant to Section 13 or 15d of the Securities                 individuals who prepared or assisted in
         Exchange Act of 1934 and is requesting relief under chapter 11)            preparing this document:

|_|      Exhibit A is attached and made a part of this petition
                                                                                    If more than one person prepared this document,
-------------------------------------------------------------------                 attach additional sheets conforming to the
                                                                                    appropriate official form for each person.
                              Exhibit B
                                                                                    ------------------------------------------------
         (To be completed if debtor is an individual whose debts are primarily      Signature of Bankruptcy Petition Preparer
         consumer debts)
                                                                                    ------------------------------------------------
                                                                                     Date

I, the attorney for the petitioner named in the foregoing petition, declare     A bankruptcy petition preparer's failure to comply
that I have informed the petition that [he or she][may proceed under            with the provisions of title 11 and the Federal
chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained     Rules of Bankruptcy Procedure may result in fines
the relief available under each such chapter.                                   or imprisonment or both.
                                                                                11 U.S.C.ss.110; 18 U.S.C.ss. 156.

X
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        Signature of Attorney for Debtor(s)                  Date
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


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                 )        Chapter 11
                                       )
EPIC TRAVEL, LLC                       )        Case No. 02-_________ (MFW)
                                       )
                      Debtor.          )


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

     Following is a list of the Debtor's creditors holding the 20 largest unsecured claims. The list has been prepared in accordance with Fed. R. Bankr.
P. 1007(d) for filing in this Chapter 11 case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C.ss.101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims. The list also does not include holders of contingent or unliquidated claims, claims held by any of the Debtor's employees, or intercompany claims.

     The claim amounts are as of May 30, 2002



--------- ---------------------- -------------------------- -------------- --------------- -----------------
No.       Name of creditor and   Name, telephone number     Nature of      Indicate if     Amount of claim
          complete mailing       and complete mailing       claim (trade   claim is        (if secured
          address including      address including zip      debt, bank     contingent,     also state
          zip code               code of employee, agent    loan,          unliquidated,   value of
                                 or department of           government     disputed or     security)
                                 creditor familiar with     contract,      subject to
                                 claim who may be           etc.)          setoff
                                 contacted

1.        Accounting Principals  888-301-3621               Trade Debt                     $21,486.65
          P.O. Box 931822
          Atlanta, GA  31193

2.        Allegiance Telecom     800-553-1989               Trade Debt                     $5,721.23
          of Calif.
          1950 Stemmons
          Expressway
          Suite 3026
          Dallas, TX  75207

3.        Miramar GalleriaC/O                               Trade Debt                     $3,215.00
          Gabrielle Reyes
          7060 Caminito Maresa
          La Jolla, CA  92037

4.        United Parcel Service  800-877-1613               Trade Debt                     $2,700.71
          P.O. Box 505820
          The Lakes, NV  88905

5.        Purchase Power                                    Trade Debt                     $2,367.71
          P.O. Box 856042
          Louisville, KY
          40285-60

6.        Clary Business         858-552-0290               Trade Debt                     $2,018.48
          Machines
          10360 Sorrento
          Valley Road
          Suite C
          San Diego, CA  92121

7.        Karen Corriveay        203-754-3144               Trade Debt                     $1,791.00
          36 Greystone Rd. Ext.
          Plymouth, CT  06782

8.        XO Communication                                  Trade Debt                     $1,632.33
          8871 South Sandy
          Parkway
          Suite 200
          Sandy, UT  84070

9.        Qian Yang              301-963-5190               Trade Debt                     $1,300.00
          824 Quince Orchard
          Blvd., #202
          Gaithersburg, MD
          20878

10.       Sandra Gulbrandsen     860-529-1864               Trade Debt                     $1,230.00
          191 Fox Hill Rd.
          Westerfield, CT
          06109

11.       Avis Robinson          510-287-0323               Trade Debt                     $1,098.00
          1492-162nd Ave., #13
          San Leandro, CA
          94578

12.       Barbara Russenberger   715-395-1317               Trade Debt                     $1,096.00
          1017 Lincoln St.
          Superior, WI  54880

13.       Jason Richmond         256-241-2857               Trade Debt                     $996.00
          3906 Perkerson Dr.
          Anniston, AL  36201

14.       Trina Farr             925-939-5780               Trade Debt                     $996.00
          1588 San Luis Rd.,
          Apt. 4
          Walnut Creek, CA
          94596

15        Best Maintenance       619-467-0735               Trade Debt                     $857.50
          10601-A Tierrasanta
          Blvd.
          San Diego, CA  92124

16.       Chris Vandermeer       701-234-5667               Trade Debt                     $838.24
          3002 18TH St. S #206
          Moorhead, MN  56560

17.       Shelly Shaum           219-264-4189               Trade Debt                     $753.00
          1205 Dotson Street
          Ekkhart, IN
          46514-3545

18.       Jeanette Draughon      352-344-6904               Trade Debt                     $709.75
          735 Sherwood Ave.
          Inverness, FL  34450

19.       Ronald Cunningham      304-387-1300  ext. 477     Trade Debt                     $679.00
          16533 Glenn Street
          East Liverpool, OH
          43920

20.       Robert Keeling         618-353-8486               Trade Debt                     $650.00
          421 N. 13TH St.
          Herrin, IL  62948


         DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION

     I, the undersigned authorized agent of the corporation named as the Debtor in this case, declare under penalty of perjury that I have read the foregoing "List of Creditors Holding 20 Largest Unsecured Claims" and that it is true and correct to the best of my knowledge, information and belief.

Dated:   June 5, 2002

                                           EPIC TRAVEL, LLC


                                           By: /s/ Anthony H.N. Schnelling
                                               ------------------------------
                                               Name:  Anthony H.N. Schnelling
                                               Title: Trustee

                                                                         ANNEX I

     The following affiliated entities are Debtors in a jointly administered Chapter 11 proceeding captioned:


In re:                                       )     Chapter 11
                                             )
EPIC CAPITAL CORPORATION, et al.,            )     Case No. 01-2458 (MFW)
                                             )
         Debtors                             )     Jointly Administered



1. Epic Capital Corporation

2. Epic Resorts, LLC

3. Epic Resorts Management, LLC

4. Epic Resorts-Palm Springs Marquis Villas, LLC

                                                                        ANNEX II


     Name of attorneys representing the Trustee:



         Kevin Gross, Esq.
         Rosenthal, Monhait, Gross & Goddess, P.A.
         Suite 1401
         Mellon Bank Center
         P.O. Box 1070
         Wilmington, DE 19899
         (302) 656-4433

            -  and  -

         Robin E. Keller, Esq.
         Stroock & Stroock & Lavan, LLP
         180 Maiden Lane
         New York, New York 10038
         (212) 806-5400

                       WRITTEN CONSENT OF THE SOLE MEMBER
                               OF EPIC TRAVEL, LLC

                         -------------------------------

               Pursuant to Section 18-404(d) and Section 18-304(a)
                  of the Delaware Limited Liability Company Act

                        --------------------------------

      The undersigned, being the sole Member (the "Member") of EPIC TRAVEL, LLC, a Delaware limited liability company (the "LLC"), hereby waives notice of, and dispenses with the holding of, a meeting and adopts the following resolutions:

                  RESOLVED, that in the judgment of the Member, it is desirable and in the best interest of the LLC, the Member, its creditors, stockholders and other interested parties, that the LLC file a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"); and it is further

                  RESOLVED, that the filing by the LLC of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") be, and it hereby is, authorized and approved; and it is further

                  RESOLVED, that Anthony H.N. Schnelling is hereby authorized, empowered and directed to execute and deliver such instruments and agreements and any other related documents, and to take all such other actions, in the name and on behalf of the LLC, as Anthony H.N. Schnelling may deem necessary, appropriate or advisable in order to carry into effect all other transactions contemplated by the foregoing resolutions, the execution of such instruments or agreements and the taking of such other action to be conclusive evidence of such approval; and it is further

                  RESOLVED, that any and all acts taken and any and all agreements or other instruments executed on behalf of the LLC by the Member prior to the execution hereof with regard to any of the transactions or agreements authorized or approved by any or all of the foregoing resolutions are hereby ratified, confirmed, adopted and approved.

           IN WITNESS WHEREOF, the undersigned has executed this written consent as of the date hereof.

Dated:   June 5, 2002



                                              EPIC RESORTS, LLC, its sole Member


                                             By: Anthony H.N. Schnelling
                                                 -------------------------------
                                                 Name:  Anthony H.N. Schnelling
                                                 Title:  Trustee